UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

SOUTHWEST GAS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

ICAHN CAPITAL LP

IPH GP LLC

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

DAVID ADAME

NORA MEAD BROWNELL

MARCIE L. EDWARDS

ANDREW W. EVANS

H. RUSSELL FRISBY, JR.

WALTER M. HIGGINS III

RINA JOSHI

HENRY P. LINGINFELTER

JESSE A. LYNN

RUBY SHARMA

ANDREW J. TENO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On April 4, 2022, Carl C. Icahn issued a letter to stockholders regarding Southwest Gas Holdings, Inc., a copy of which is filed herewith as Exhibit 1.

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. CARL C. ICAHN AND HIS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2022.

Carl C. Icahn Issues Open Letter to

Stockholders of Southwest Gas

Sunny Isles Beach, Florida, April 4, 2022 — Today, Carl C. Icahn released the following open letter to the stockholders of Southwest Gas Holdings, Inc. (NYSE: SWX).

Investor Contacts:

Harkins Kovler, LLC

Peter Harkins / Jordan Kovler

(212) 468-5390 / (212) 468-5384

pharkins@harkinskovler.com / jkovler@harkinskovler.com

CARL C. ICAHN

16690 Collins Avenue, Suite PH-1

Sunny Isles Beach, FL 33160

April 4, 2022

Dear Fellow SWX Stockholders:

On March 28th SWX issued $400 million of common stock to a handful of handpicked purchasers at $74 per share despite our public offer to pay $82.50 to purchase the entire $400M SWX was offering for sale. That act of selling stock at $74 (less banker fees) to their “friends” destroyed greater than $60 million of shareholder value. SWX’s incumbent board and management team have proven over and over that SWX is their company to play with and care nothing for shareholder rights, and basically believe that shareholders are a nuisance and obviously management is accountable to no one.

We sent an update to the Delaware Court of Chancery, informing the Chancellor of the share sale and expressing our fear that SWX would seek to move the record date to allow these new shares to be voted at the upcoming annual meeting in order to illegally swing the vote in favor of the incumbents. SWX responded to our note saying,

“Plaintiffs’ Letter speculates inappropriately about Defendants’ motives and possible future events. The Company and its directors are working diligently to protect and enhance the Company’s value for its stockholders, and the directors will continue to exercise their informed and independent business judgement to achieve those goals.”

SWX avoided the question entirely. They could very easily have said (but did not say) “of course we aren’t moving the record date.” Instead, SWX is playing games and leaving the window open to change the record date to permit these new shares to be voted in the upcoming annual meeting to further entrench themselves and ensure they will not lose the proxy fight.

As most of you know, I have been an activist for more than 40 years. I have seen many Boards act not in the interest of shareholders. But I can honestly say I have never seen anything as corrupt as the recent actions. I have never seen a board so blatantly flaunt the basic premise that they have a fiduciary duty to shareholders. It is frankly scary that they will do anything to ensure that they do not lose their election – “Full speed ahead. Shareholder interests be damned. Do whatever it takes. Hopefully it is legal and won’t destroy the company but do it anyway.”

There must be a law somewhere saying that you can’t burn $60 million of company money simply to make the chance of winning an election higher.

Sincerely yours,

Carl C. Icahn

Additional Information and Where to Find It;

Participants in the Solicitation and Notice to Investors

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. CARL C. ICAHN AND HIS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND MAILED TO THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY, AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION.

COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 28, 2022.

THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A RECOMMENDATION, AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL SHARES. IEP UTILITY HOLDINGS LLC, AN AFFILIATE OF ICAHN ENTERPRISES, FILED A TENDER OFFER STATEMENT AND RELATED EXHIBITS WITH THE SEC ON OCTOBER 27, 2021. SOUTHWEST GAS FILED A SOLICITATION/ RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER WITH THE SEC ON NOVEMBER 9, 2021. STOCKHOLDERS OF SOUTHWEST GAS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS THAT ARE FILED BY IEP UTLITY HOLDINGS LLC WITH THE SEC WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF SOUTHWEST GAS FREE OF CHARGE UPON REQUEST TO THE INFORMATION AGENT FOR THE TENDER OFFER. THE INFORMATION AGENT FOR THE TENDER OFFER IS HARKINS KOVLER, LLC, 3 COLUMBUS CIRCLE, 15TH FLOOR, NEW YORK, NY 10019, TOLL-FREE TELEPHONE: +1 (800) 326-5997, EMAIL: SWX@HARKINSKOVLER.COM.

Other Important Disclosure Information

SPECIAL NOTE REGARDING THIS LETTER:

THIS LETTER CONTAINS OUR CURRENT VIEWS ON THE VALUE OF SOUTHWEST GAS SECURITIES AND CERTAIN ACTIONS THAT SOUTHWEST GAS’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. SOUTHWEST GAS’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS.

WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS LETTER. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.

OUR VIEWS AND OUR HOLDINGS COULD CHANGE AT ANY TIME. WE MAY SELL ANY OR ALL OF OUR HOLDINGS OR INCREASE OUR HOLDINGS BY PURCHASING ADDITIONAL SECURITIES. WE MAY TAKE ANY OF THESE OR OTHER ACTIONS REGARDING SOUTHWEST GAS WITHOUT UPDATING THIS LETTER OR PROVIDING ANY NOTICE WHATSOEVER OF ANY SUCH CHANGES (EXCEPT AS OTHERWISE REQUIRED BY LAW).

FORWARD-LOOKING STATEMENTS:

Certain statements contained in this letter are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified in Southwest Gas’ public filings. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.